Exhibit 99.1

FCStone Group, Inc. Announces Commencement of Secondary Offering

WEST DES MOINES, Iowa, July 31, 2007 (PrimeNewswire via COMTEX News Network) — FCStone Group, Inc. (FCStone) (Nasdaq:FCSX) announced that it will commence a secondary offering of 1,865,042 shares of common stock. All of the shares will be sold by existing stockholders of FCStone. None of the shares will be sold by FCStone or any of its executive officers.

On July 12, 2007, FCStone announced a proposed secondary offering of up to 4,945,000 shares of common stock held by holders of its Series 1, Series 2 and Series 3 common stock and holders of common stock purchased in FCStone’s initial public offering pursuant to a directed share program. Shares of Series 1, Series 2 and Series 3 common stock of FCStone are subject to restrictions on transfer that expire on September 17, 2007, March 15, 2008 and September 11, 2008, respectively. Shares of common stock purchased in the initial public offering by participants in a directed share program also have contractual restrictions on transfer that expire on September 17, 2007. Of the potential 4,945,000 shares of common stock that were eligible to participate in the secondary offering, the holders of only 1,865,042 shares of common stock have elected to participate. All shares not being sold in the secondary offering will remain subject to the aforementioned restrictions on transfer.

As previously announced, BMO Capital Markets Corp. and Banc of America Securities LLC will serve as joint lead book-running managers for the proposed offering. William Blair & Company, L.L.C., Raymond James & Associates, Inc. and Sandler O’Neill + Partners, L.P. will serve as co-managers for the proposed offering.

A registration statement relating to these securities became automatically effective and was filed with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

This press release may include forward-looking statements regarding, among other things, our plans, strategies and prospects, both business and financial. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to FCStone Group, Inc., are intended to identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These statements involve known and unknown risks, assumptions, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, strategy, anticipated, estimated or projected results or achievements expressed or implied by these forward-looking statements. These factors

Exhibit 99.1

include, among other things, customer acceptance of risk management, commodity price volatility, transaction volumes, interest rates, our ability to develop new products for our customers and other factors set forth elsewhere herein and in the Company’s Securities and Exchange Commission filings, including the Forms, 10-K, 10-Q and 8-K reports. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

Our forward-looking statements speak only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This news release was distributed by PrimeNewswire, www.primenewswire.com

SOURCE: FCStone Group, Inc.

FCStone Group, Inc.

Investor Inquiries:

Bill Dunaway

816-457-6246

billd@fcstone.com